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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 10, 2007

                   CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                  000-51446                 02-0636095
(State of Incorporation)      (Commission File            (IRS employer
                                  Number)               identification no.)

      121 South 17th Street
        Mattoon, Illinois                          61938-3987
 (Address of principal executive                   (Zip code)
            offices)


       Registrant's telephone number, including area code: (217) 235-3311

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED] [GRAPHIC OMITTED]


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Item 2.02 - Results of Operations and Financial Condition.

      On May 10, 2007, Consolidated Communications Holdings, Inc. issued a press release to report its results of operations and financial condition as of and for the quarter and three months ended March 31, 2007. A copy of this press release is included as Exhibit 99.1 to this Form 8-K and incorporated into this
Item 2.02 by reference.

      The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

      (d)Exhibits.

Exhibit No.   Description
-----------   -----------

99.1          Press Release dated May 10, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 10, 2007
                                   Consolidated Communications
                                   Holdings, Inc.


                                   By:/s/ Steven L. Childers
                                      --------------------------------
                                      Name: Steven L. Childers
                                      Title:  Chief Financial Officer

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                                   EXHIBIT INDEX



Exhibit No.   Description
-----------   -----------

99.1          Press Release dated May 10, 2007


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